Exhibit 99.1

Company Overview

August 2009

Safe Harbor Statement

Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as “expect”, “anticipate”, “should” and similar words are indicating uncertainty in facts, figures and outcomes.  While
AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and other reports filed by the
Company with the Securities and Exchange Commission.

AspenBio Focus

Molecular Ingenuity Creating Novel Clinical Solutions!

Appendicitis
Test Platform

First of kind

Blood based

Rapid

IP Protected

Dedicated Instrument
and Consumables

Reproductive

Science

Animals of economic
importance

IP Protected

Recombinant Protein Drug
platform

Enhances reproductive
efficiency

AspenBio Pharma’s mission is to
be a leader in the development
and commercialization of
innovative products that address
unmet diagnostic and therapeutic
needs in both Human and Animal
Health.

Our Human Health Division is
addressing the difficult
challenge of diagnosing
appendicitis in the hospital
emergency department
setting.

Our Animal Health Division is
focused on therapeutic
proteins that support
reproductive efficiency in
non-companion animals.

Medical Diagnostics

What is Appendicitis?

Inflammation of the appendix usually resulting from a

bacterial infection within the lumen.

It is a serious medical emergency which typically

requires surgery.

Left untreated, an inflamed appendix can burst or

“perforate,” spilling infectious materials into the

peritoneal cavity which can result in serious medical

complications and even death.

Recent Good Morning America story highlighted the

life threatening nature of appendicitis:

http://abcnews.go.com/video/playerIndex?id=8154374

Appendicitis is the Most Common Reason for Abdominal Surgery

Prevalence Data

Effects 9% men and 7%
women in their lifetime.

More than 300K emergency
surgeries in US/year

6

Current estimate ~320K appendectomies per year in
the US*

Estimates of up to 8-10% of surgeries remove a
normal appendix(~24,000)

Avg. 18% of patients mis-diagnosed and sent home
with appendicitis**

We see ranges of 25%-30% of appendicitis cases not
diagnosed in time, resulting in perforated appendix &
emergency surgery

Gynecological issues makes female diagnosis difficult
resulting in 2x as many appendectomies as men, with
~ 50% eventually confirmed NOT having appendicitis

**Graff, et al, study

Alvarado Score

Symptoms                                             Score

Migratory right iliac fossa pain                    1

Nausea / Vomiting                                                        1

Anorexia                                                         1

Signs

Tenderness in right iliac fossa                             2

Rebound tenderness in right iliac fossa       1

Elevated temperature                                                  1

Laboratory findings

Elevated WBC                                                     2

Increased neutrophils                                      1

Total                                           10

CT Scan

ER…quick decisions with imperfect information!

10M patients/year enter ER
w/Abdominal

pain

*CDC 2006 data

Aspen Bio Pharma

CT Scan Rate
Negative Appendectomy Rate
90
80
70
60
50
40
30
20
10
0
1998
1999
2000
2001
2002
2003
2004

Trends in Appendicitis Management

1.

Historically, appendicitis was a clinical
diagnosis with a negative appendectomy
rate (NAR) of ~16%.

2.

In 1998, the use of CT was incorporated
into the diagnostic algorithm.

3.

Use of CT grows exponentially but
incremental benefits are minimal.

3.

Risks and limitations of CT identified
however few alternatives exist for ED
physicians and surgeons.

1

2

3

4

Source:  American Journal of Emergency Medicine (2008) 26, 39–44

CT being over-prescribed
because of the lack of an
effective “screening”
alternative.

Despite Advances…

Cost

Cost for abdominal
CT ranges from

$200 - $2000****

Safety

0.4% - 2% of all
cancers in the US will
be caused by CT***

…There is a Need for a More Effective Screening Tool!

Sources:

       *American Journal of Emergency Medicine 2008; 26, 39–44

     **Surgery 2008;144:276-82

   ***N Engl J Med 2007;357:2277-84

****Emerg Radiol 2008;15:23–28 and Company estimates

Indiscriminant Use

CT in diagnosing
appendicitis is
overused with
diminishing

benefits .**

CT initially reduced
Negative
Appendectomy Rate,
but trend flattened in
recent years.

Aspen Bio Pharma

MRP 8/14
CA502
CA501
CA502
CA501
N
C
C
N

Our Science

MRP is a neutrophil derived marker,
triggered by inflammation and infection

The pathophysiology of appendicitis
ideal for MRP release

Sensitivity and NPV make MRP an
excellent marker for the AppyScore
assay.

Product profile elicited a very positive
physician response (PriceSpective)

Appendicitis Progression

Myeloid-related protein
(MRP) 8/14

AspenBio has patented this marker as a “aid in diagnosing Appendicitis”

AspenBio did exhaustive proteomics differential
screens and identified >400 up-regulated proteins
in diseased appendix tissue.

Aspen Bio Pharma

20 Cut-off Value			14 Cut-off Value		
Sensitivity	Specificity	NPV	Sensitivity	Specificity	NPV
77%	48%	81%	90%	33%	87%

AppyScore ELISA Assay

Analysis of 15 other diagnostic tests
approved for the “aid in the diagnosis
of…”

Sensitivity Ranges of 60-96%

Specificity Ranges of 32-100%

NPV Ranges of 80-96%

Our primary research through PriceSpective, utilizing the
product specifications above, indicated strong
acceptance of the clinical utility of AppyScore.

How AppyScore Fits in the Workflow

Patient
experiencing acute
abdominal pain

Emergency
Room

10.3 M Patients

X

AppyScore

Standard Lab
Workup

5.6 M Patients

Abdominal CT

1.5 M Patients

Appendectomies

320k Patients

256 k CT’s

Other Diagnosis

6.4M Patients

1.2 M CT’s

X

+

Idiopathic

3.6M Patients

0 CT’s

Source: Calendar year 2005-2006 visits from the National Hospital Ambulatory Care Survey (NHAMCS).

Counts are annualized over the two-year period.

Patient
experiencing acute
abdominal pain

Emergency
Room

10.3 M Patients

Standard Lab
Workup

5.6 M Patients

Abdominal CT

2.5 M Patients

Appendectomies

320k Patients

256 k CT’s

Other Diagnosis

6.4M Patients

1.2 M CT’s

Idiopathic

3.6M Patients

1.0 M CT’s

Current Standard of Care

New Standard of Care with AppyScore

Opportunity to take out
significant portion of these CT
Scans!

-

Aspen Bio Pharma

10+ M patients enter hospital emergency departments for abdominal pain
5.6 M patients receive CBC and AppyScore

US Market Opportunity

CT scan given to
only those
patients that
need it

US Market Estimates for Hospital Segment is 5.6 M Tests!

(Excludes Primary Physician, OB/GYN, and Urgent Care Channels)

AppyScore
will help
manage this
funnel!

Aspen Bio Pharma

Number of Tests per Year (M)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
North America
W. Europe
Japan
ROW
Total

Total Available Market (TAM)Estimates

Based on 5.6M Tests in the US and Global IVD Market Share (Kalorama)

5.6

3.3

1.4

2.4

12.7

Aspen Bio Pharma

PriceSpective
VALUE STRATEGY CONSULTANTS

Physicians	Payers	Providers
• Emergency Department heads • General and Pediatric Surgeons • Primary Care Physicians	• CMS Coding Expert • Hospital System Purchasing Director • Medicare Experts	• Hospital Lab Directors • Medical Directors

Early Pricing Work

Aspenbio engaged
PriceSpective, experts in
biopharmaceutical pricing
and value capturing
strategies

Utilizing the Appy product
specifications PS conducted
32 interviews in the US and
15 in main European
countries

Extensive
“blind”
Interviews

Interviewees  included many highly published key opinion leaders in their respective area of expertise including appendicitis management.

Market Research in the US and
EU Confirms the Need for AppyScore

            “There are problems with the whole system; CT scan with contrast is taking too long; it is a 5 hour ordeal.  CT without contrast is much faster, but the sensitivity is low; most of radiologists don’t do that.  There is a need for a more specific rule in/out test.”

                    - ER Physician

“The current unmet need is in accuracy of diagnosis; it takes time to perform CT scan and the cost of CT is high.”

                                                                                                             - Surgeon

“Principal advantages of [test] will be better discrimination of patients who require surgical intervention from those who do not; reduced healthcare costs in achieving this better discrimination from fewer unnecessary surgeries, and less chance of medical errors.”

                                                                                                             - Lab Director

“If they are accepted [by physicians] as necessary tests, we will cover them.”

                                                                                                             - Payer

Pricing Learning's from PriceSpectives Work

Physician value rating range from 2.5 to 7, with
an average of 5.7 on the 1 to 7 scale

The high ratings are based on convenience, a
blood-based assay and clinical specificity

The two lower ratings, were based on the desire for
more information on patient demographics

Physicians say they would initially use it in
patients that are more difficult to diagnose,
…young children, women, and the elderly

Payers’ value rating ranged from 2 to 6.5 with an
average of 4.5 on a 1 to 7 scale

Unprompted, payers state that they would
not manage the use of the AppyScore™

It would be included in bundled DRG payments

Managing emergency care utilization is difficult
because payers are reluctant to interfere in life-
threatening situations

Very
Valuable

Not

Valuable

1

7

Physician Average (5.7)

4

Please rank the value of this product on a scale of 1-7, where 1 is not valuable at all and 7 is very valuable.

Max

Min

Payer Average (4.5)

“AppyScore …second highest initial product approval we have ever seen!”

Aspen Bio Pharma

PriceSpective
Similar Product Analysis
Economic Modeling

Pricing… a triangulation approach

1.

PriceSpective Analysis
supports AppyScore should
follow “pharmaceutical”
versus IVD model.

2.

Our own economic modeling
on value to the health care
supports this theory.

3.

As the first, blood based
test, with a dedicated
instrument and cassette,
specifically FDA approved as
an “aid in the diagnosis of
appendicitis,” we believe the
product will support premium
pricing.

Independent,
Expert, value-
based analysis

Analysis of
Products with
similar value
characteristic

Value based on
savings to the
healthcare cost
structure

Policy Makers &
Influencers

Physician
Community

Payers

Providers

Patients

Pharma Market
Stakeholders

Policy Makers &
Influencers

FDA

MAB

Publication(s)

Physician Community

Emergency Physicians

Surgeons

Payers

Early Pricing Work

Providers

Hospital Lab Directors

Patients

Pharma Market
Stakeholders

We are beginning to lay the “groundwork”  for success!

“Build a Company”

Market own brand

Build/Lease sales force

License

Assay for adoption on
existing platforms

Sales & Distribution
Partnership

Marketing partnerships

Commercial Options

Value
Drivers
Support
Option A

A

B

C

Target Market easily reachable with
moderate sized sales force.

Top 30 US metropolitan areas
 represent >40% of US Market.

Regulatory Update

800 patient Pivotal trial completed in Dec 2008. (Utilizing ELISA format)

Trial Demonstrated:

Fundamental analytical performance to be robust and repeatable.

Clinical utility that supports the intended use claim

510(k) filed in June 2009

Product label intended use is “to be used as an aid in diagnosis of appendicitis”

Clearance expected Q1 2010 (assuming de novo classification of device)

Instrument/Cassette trials will commence in Q1 2010, with ELISA as predicate device

AppyScore Instrument/Cassette 510(k) to filed late 2010, with commercialization to follow FDA clearance.

22

Product Profile

Fully-integrated assay system for
near patient testing

Results in 15 minutes

Industrial product designed to
significantly reduce operator
dependence

Hospital LIS interface

Feasibility completed and final specs
being set

Planning clinical trials to commence
early Q1 2010

Getting to Market…Key Milestones

Submit 510(k)
to FDA for ELISA

Expected FDA
clearance on
ELISA

Q2 09

Q4 09

Q1 10

Commence rapid
assay clinical
trial

Q1 10

Complete rapid
assay product
development

Submit 510(k)
to FDA for rapid
assay

Q3 10

Q1 2011

Rapid assay
clearance and
product launch

Completed

Animal Reproduction

Aspen Bio Pharma

Conception Rate (%)
51
49
47
45
43
41
39
37
35
1990
1994
1998
2002
2006

Milk Production

Significantly impacts economics for producers!

Basic Facts:

There are ~ 9 Million dairy cows in the U.S. (125 million
worldwide)

Their pregnancy optimizes milk production

Breeding is costly: Every year, dairy cows receive ~20 million
AIs (Artificial Inseminations) at $42 - $105 each

Declining Pregnancy Rates

in Dairy Cows

Problem:

Intensive dairy herd management has negatively impacted
pregnancy rates

Pregnancy rates have dropped from 80% to mid 30’s per AI

This wastes critical time, money, and productivity

Cost of culling cows due to poor reproduction: $1.2B annually
(est.)

Source:  DHI-Provo

Aspen Bio Pharma

Market by Species 2007

Farm Animals 58%
Cattle 26%
Pigs 16%
Poultry 11%
Sheep 5%
Companion Animals 42%

Market by Product Group 2007

Total Pharmaceuticals 65%
Parasiticides 29%
Others 20%
Anti-Infectives 16%
Medicinal Feed Additives 12%
Vaccines 23%

Source: Vetnosis

Aspen is participating
in large market
segment est. at $1B

Total US market
$17.9 billion

Aspen Bio Pharma

United States Patent
Boime et al.
Patent No.: US 6,238,890 B1
Date of Patent: *May 29, 2001
Licensed from Washington University

Animal Health Reproductive Science

Exclusive license of patented technology

Single-chain recombinant gonadotropins

Demonstrated highly robust stability

Delivers precise activity for improved pregnancy maintenance

AspenBio’s platform technology uses a proprietary
linker that enables recombinant production of
single chain proteins that are replacements for
depleted gonadotropins LH and FSH.

Aspen Bio Pharma

NOVARTIS
ANIMAL HEALTH

Aspen Bio Pharma

Strategic Partnership

License and Development relationship focused on product for bovine reproduction

Collaboration covers bLH and bFSH which has a US market potential of $230M

Novartis and Aspen share development expenses 65%/35% respectively

A Perfect Partner for Advancing Aspen’s Single Chain Technology to Market

Animal Health Portfolio

Products in Partnership

Solves What?

US Revenue
Potential

BoviPure-LH

Ovulation, dairy pregnancy
rates

$100-200 M

BoviPure-FSH

Superovulation

$20-30 M

In Development

Solves What?

US Revenue
Potential

EquiPure-LH

Timed Breeding

TBD

EquiPure-FSH

Superovulation, transition

TBD

OviPure-LH, FSH

Off-season Breeding

Superovulation

TBD

Early Development

Solves What?

US Revenue
Potential

rhCG/rPMSG for Swine

Timed Breeding, cycling in
Swine

TBD

rhCG

Ovulation-all species

TBD

rPMSG

Timed Breeding, cycling

TBD

Key Statistics: APPY(NASDAQ CM)

Mrq estimates as of March 2009

Stock Price (7/31/09)

$2.90

Avg. Daily Vol. (3mo.)

178,000

Shares Out. (mrq)

31.7M

Fully-diluted

37.0M

Public Float, est.

29.4M

Institutional Holdings,
est.

40%

Insider Holdings, est.

23%

Cash & Equiv. (est. 7-09)

~$11M

Total Assets (mrq)

$21.8M

Total Liabilities (mrq)

$6.3M

Monthly Burn-Rate(avg.)

~$880K

mrq (most recent quarter)

Aspen Bio Pharma

ARCHIVES
SURGERY
JAMA

Clinical
Infectious
Diseases

ARCHIVES
SURGERY

Newly Formed Medical Advisory Board

David Flum, MD, MPH is a leading gastrointestinal surgeon and outcomes researcher at the University of Washington.  He holds the rank of
Professor in the Schools of Medicine and Public Health and serves as theDirector of the Surgical Outcomes Research Center
(SORCE) at the University of Washington.  He has a Masters in Public Health in the field of health services research.  Dr. Flum serves as
Medical Director of the Surgical Care and Outcomes Assessment Program (SCOAP), a quality of care improvement program providing hospital-
specific data feedback and best practices regarding processes of care and outcomes across the Pacific Northwest.  He is also one of the Principal
Investigators of the Longitudinal Assessment of Bariatric Surgery (LABS) study-the first NIH-funded study in bariatric surgery aimed at addressing fundamental issues in the field.  He is the contributing editor for surgery at the Journal of the American Medical Association, serves on the editorial board of the journal Surgery for Obesity and Related Disease, and is a member of the Executive Leadership of the American
College of Surgeons Research Committee.

Douglas K. Owens, MD, MS is a general internist and a Professor of Medicine and of Health Research and Policy at Stanford
University, where he directs the Program on Clinical Decision Making and Guideline Development at the Center for Primary Care and Outcomes
Research (PCOR).  Dr. Owens also directs the Stanford University-UCSF Evidence-Based Practice Center funded by the Agency for Healthcare
Research and Quality (AHRQ).  Dr. Owens’ research interests include diagnostic test evaluation, evidence synthesis, technology assessment, cost-effectiveness analysis and guideline development.  Dr. Owens has been principal investigator on grants funded by the National Institutes of
Health, the Agency for Healthcare Research and Quality, and the Centers for Disease Control and Prevention (CDC), among others. From 2005 to
2009, Dr. Owens was Chair of the Clinical Efficacy Assessment Subcommittee (CEAS) of the American College of Physicians (ACP), which develops clinical practice guidelines for the ACP.  Dr. Owens is a past President of the Society for Medical Decision Making. He was elected to the
American Society for Clinical Investigation (ASCI), and the Association of American Physicians (AAP), societies that recognize excellence in clinical research.

David A. Talan, MD, FACEP, FIDSA isChairman of the Department of Emergency Medicine and faculty in the Division of
Infectious Diseasesat Olive View-UCLA Medical Center, and Professor of Medicine in Residence at UCLA School of Medicine. He is a Fellow of
the American College of Emergency Physicians and the Infectious Diseases Society of America, and a member of the Society for Academic
Emergency Medicine and the American Society for Microbiology. Dr. Talan received his medical degree from the University of Illinois Medical
College in Chicago. He completed his residencies in Internal and Emergency Medicine and fellowship in Infectious Diseases at the University of
California Los Angeles (UCLA) and its associated medical centers. He is board certified in Internal Medicine, Emergency Medicine, and Infectious
Diseases. Dr. Talan serves on the editorial boards of the Annals of Emergency Medicine, Emergency Medicine News, and Pediatric Emergency
Care and is a reviewer for Clinical Infectious Diseases, Journal of the American Medical Association, and The Medical Letter.

Steven E. Wolf, MDis theBob and Betty Kelso Distinguished Chair in Burn and Trauma Surgery, Vice Chairman for Research and
Professor in the Department of Surgery at the University of Texas Health Science Center at San Antonio (UTHSCSA).He serves as
Chair for the Institutional Review Board UTHSCSA.  He is Burn Surgeon and Chief of Clinical Research at the United States Army Institute of
Surgical Research at Fort Sam Houston and Pediatric Burn Program Director at University Hospital.  Dr. Wolf received his medical degree from
UTMB Galveston and completed his post graduate training at the University of Missouri-Kansas City and at Shriners Hospital for Children in
Galveston.   Dr. Wolf has previously held the position of Director of the US Army Institute of Surgical Research Burn Center at Brooke Army
Medical Center and Assistant Chief of Staff at Shriners Hospital for Children.  He has authored over 150 peer reviewed publications and is nationally and internationally recognized for his work in burn and trauma care and regenerative medicine.  Dr. Wolf received the 2009 Health
Care Heroes OutstandingPhysician Award. Dr. Wolf is Editor-in-Chief of Burns and on the editorial boards of Journal of Burn Care and
Rehabilitation and Surgery News.

Aspen Bio Pharma

BECKER & ASSOCIATES
CONSULTING INC

PRICESpective
PRICING STRATEGY CONSULTANTS

COVANCE
THE DEVELOPMENT SERVICES COMPANY

Secured Industry Leading Expertise

Committed to Success!

Regulatory Strategy
and Execution

Pricing and
Reimbursement

Global Market Analysis

Market Strategies

Key Milestones

Refine product specs & test rapid
electronic assay in hospitals

Manufacturing/Supply Agreements

Finalize marketing/commercial
strategy

Determine best source of funds

Advance Animal Business
Opportunity

Achieve FDA clearance ELISA

Commence Device/Cassette
Pivotal Trial

File FDA 510K for Device/Cassette

Determine final pricing and
reimbursement

Build Commercial Capability

FDA clearance for device/cassette

Balance ‘09

Next Year…

Executing towards commercialization!

“AspenBio…a small company with BIG opportunities”